UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 8, 2025

Allied Gaming & Entertainment Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38226	82-1659427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 Fifth Avenue, Suite 500
New York, New York 10151
(Address of principal executive offices, including zip code)
(646) 768-4240
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AGAE	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, on February 8, 2024, the Board of Directors (the “Board”) of Allied Gaming & Entertainment Inc., a Delaware corporation (the “Company”), approved and adopted, and the Company entered into, a rights agreement, dated as of February 9, 2024 (the “Rights Agreement”), by and between the Company and Continental Stock Transfer & Trust, as rights agent.

On September 25, 2024, plaintiff Timothy G. Schuebel (“Plaintiff”), on behalf of a putative class of stockholders of the Company, filed a Verified Class Action Complaint (the “Action”) in the Delaware Court of Chancery (the “Court”).

On May 30, 2025, the Board approved the Amendment No. 1 (the “Amendment”) to the Rights Agreement, which amends the Rights Agreement by replacing Section 34 of the Rights Agreement in its entirety with the terms as set forth in the Amendment and making certain technical amendments to the rights and obligations of the Board to administer and make determinations with respect to the Rights Agreement and the rights issued thereunder. The Amendment confirms that nothing in the Rights Agreement, express or implied, including any provision requiring or permitting the Board to take (or refrain from taking) any action or making any determination will be deemed to limit or eliminate the fiduciary duties of the Board under applicable law. The Rights Agreement otherwise remains unmodified and in full force and effect in accordance with its terms.

On June 5, 2025, the Company caused the Amendment to be filed with the U.S. Securities and Exchange Commission (the “SEC”) in a Current Report on Form 8-K (“Form 8-K”), which Plaintiff acknowledged mooted the Action.

The Board denies and continues to deny all allegations of wrongdoing in the Action. Nevertheless, the Board took the action to file the Amendment and, in its business judgment, agreed with Plaintiff to pay $85,000 in attorneys’ fees and reimbursement of expenses to fully, finally, and forever resolve the matter and avoid the cost of further proceedings in connection with the Action.

On September 8, 2025, the Court entered an order closing the Action, subject to the Company filing a declaration with the Court confirming that the disclosures in this Form 8-K, which shall constitute notice to the putative class of stockholders of the Company for purposes of Delaware Court of Chancery Rule 23, have been filed with the SEC.
Item 8.01.	Other Events.

The information set forth under “Item 7.01 Regulation FD Disclosure” of this Current Report on Form 8-K is incorporated into this Item 8.01 by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED GAMING & ENTERTAINMENT, INC.

Date: September 11, 2025	By:	/s/ Roy Anderson
Roy Anderson
Chief Financial Officer